CHL Mortgage Pass-Through Trust 2003-HYB2


                             Computational Materials




                                     [LOGO]




                          $[509,328,000] (Approximate)



                                   CWMBS, Inc.
                                    Depositor

                          Countrywide Home Loans, Inc.
                                     Seller

                       Countrywide Home Loans Servicing LP
                                 Master Servicer


                       Countrywide Securities Corporation
                                  Lead Manager

[LOGO]                                              Computational Materials for
                              Countrywide Mortgage Pass-Through Trust 2003-HYB2
--------------------------------------------------------------------------------

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans, (i) a majority of which are expected to be included (along with additional Mortgage Loans) in, and (ii) a portion of which are expected to be deleted from, the initial pool of Mortgage Loans delivered to the Trust on the Closing Date. Additionally, subsequent Mortgage Loans are expected to be delivered to the Trust during the Pre-Funding Period to create a final pool of Mortgage Loans. The statistical pool described herein may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO]                                              Computational Materials for
                              Countrywide Mortgage Pass-Through Trust 2003-HYB2
--------------------------------------------------------------------------------





Preliminary Term Sheet                             Date Prepared: March 6, 2003

                    CHL Mortgage Pass-Through Trust 2003-HYB2
            $[509,328,000] (Approximate, Subject to +/- 10% Variance)
                          Publicly Offered Certificates
                      First Lien Residential Mortgage Loans


==========================================================================================================
        Principal                                                                              Expected
        Amount($)         WAL (Yrs)      Interest Rate                                         Ratings
Class  (Approx.)(1)   ("Call"(2)(3)/Mat)    Type          Collateral Type    Tranche Type      Moody's/S&P
-----  ------------   ------------------    ----          ---------------    ------------      -----------
1-A-1  382,703,000      2.51/3.23          WAC(4)        1 Yr LIBOR/Jumbo       Senior          Aaa/AAA
2-A-1  126,625,000      2.91/3.21          WAC(4)           Mixed/Jumbo         Senior          Aaa/AAA
1-X       (5)              N/A           Variable(6)(7)       Mixed             Senior          Aaa/AAA
----------------------------------------------------------------------------------------------------------
M              Not Offered                    WAC(8)          Mixed           Mezzanine         Aa2/AA
----------------------------------------------------------------------------------------------------------
B-1            Not Offered                    WAC(8)          Mixed           Subordinate       A2/A
----------------------------------------------------------------------------------------------------------
B-2            Not Offered                    WAC(8)          Mixed           Subordinate       Baa2/BBB
----------------------------------------------------------------------------------------------------------
B-3            Privately                      WAC(8)          Mixed           Subordinate       Ba2/BB
----------------------------------------------------------------------------------------------------------
B-4             Placed                        WAC(8)          Mixed           Subordinate       B2/B
----------------------------------------------------------------------------------------------------------
B-5            Certificates                   WAC(8)          Mixed           Subordinate       NR/NR
==========================================================================================================
Total: $[509,328,000](9)

(1)  The Certificates (as described herein) are collateralized by adjustable rate, first-lien residential mortgage loans which have an initial fixed rate period of five or ten years. Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance. It is expected that the aggregate principal balance of the Subordinate
     Certificates will provide between 2.25% and 4.25% subordination to the Senior Certificates as of the Cut-off Date.

(2)  The WAL to "the Call" on the Class 1-A-1 Certificates are shown to the related Wavg Roll Date and the Class 2-A-1
     Certificates are shown to the call at a pricing speed of 25% CPR.

(3)  All Classes of Certificates are subject to a 10% optional termination as described herein.

(4)  The Certificate Interest Rate for the Class 1-A-1 and Class 2-A-1 Certificates will be equal to the Net WAC (as defined herein) of the Group I and Group II, respectively.

(5)  The notional balance of the Class 1-X Certificates is equal to the sum of the unpaid principal balances of the Mortgage Loans in each Loan Group and any related Pre-Funded Amount, until the Wavg Roll Date for such Loan Group. After each related Wavg
     Roll Date, the portion of the notional balance of the Class 1-X Certificates related to such Loan Group will equal zero.

(6)  The Certificate Interest Rate for the Class 1-X Certificates in any period will be a rate equal to the weighted average of the Contributing Rate for each Loan Group, weighted on the basis of the balance of the Mortgage Loans in each such Loan Group plus any amounts in the Pre-Funding Account related to such Loan Group.

(7)  The Class 1-X Certificates will receive interest payments related to the (a) Group I and (b) Group II Mortgage Loans only up to and including the Wavg Roll Date for each such Loan Group.

(8)  The Certificate Interest Rate for the Subordinate Certificates will be equal to the Net WAC of the Mortgage Loans in each
     Loan Group (weighted on the basis of the related subordinate components).

(9)  Does not include the Class M, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 Certificate balances and Interest Only
     Certificates' notional balance.



----------------------------------------------------------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES
(OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES
CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS
PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH
THE SECURITIES AND EXCHANGE COMMISSION.


[LOGO]                                                                             Computational Materials for
                                                             Countrywide Mortgage Pass-Through Trust 2003-HYB2
--------------------------------------------------------------------------------------------------------------

Depositor:                    CWMBS, Inc.

Seller:                       Countrywide Home Loans, Inc.

Master Servicer:              Countrywide Home Loans Servicing LP

Primary Servicers:            As of the Sample Pool Calculation Date, it is expected that Countrywide Home
                              Loans Servicing LP and Wells Fargo Home Mortgage, Inc., respectively, will directly service approximately [76.76]% and [22.66]%, respectively, by aggregate principal balance, of the Mortgage Loans.

Lead Underwriter:             Countrywide Securities Corporation.

Trustee:                      The Bank of New York.

Rating  Agencies:             Moody's and Standard & Poor's are expected to provide ratings on the Class
                              1-A-1, Class 2-A-1, Class 1-X, Class M, Class B-1, Class B-2, Class B-3 and
                              Class B-4 Certificates. The Class B-5 Certificates will not be rated.
Sample Pool
Calculation Date:             March 1, 2003. All references herein to principal balances as of such date give effect to the application of scheduled payments due on or before March 1, 2003, which payments were applied to the actual balances of the Mortgage Loans as of various recent dates.

Cut-off Date:                 March 1, 2003.

Closing Date:                 On or about March [28], 2003.

Pricing Date:                 On or about March [7], 2003.

Settlement Date:              On or about March [31], 2003.

Primary Servicer
Remittance Date:              The 18th of each month (or if such day is not a business day, the next succeeding business day), commencing in April 2003.

Distribution Date:            The business day immediately following the Primary Servicer Remittance Date, commencing in April 2003.

Certificates:                 The "Senior Certificates" will consist of (i) the Class 1-A-1 Certificates (the
                              " Group I Certificates"), (ii) the Class 2-A-1 Certificates (the " Group II
                              Certificates") and (iii) the Class 1-X Certificates (the "Interest Only
                              Certificates").

                              The "Subordinate Certificates" will consist of the Class M, Class B-1, Class
                              B-2, Class B-3, Class B-4, and Class B-5 Certificates and are supported by the cash flow on all of the Mortgage Loans. The Senior Certificates and the
                              Subordinate Certificates are collectively referred to herein as the
                              "Certificates." Only the Group I Certificates, Group II Certificates, Interest
                              Only Certificates and the Class M, Class B-1 and Class B-2 Certificates
                              (collectively, the "Offered Certificates") are being offered publicly.

                              Generally, each Group of Senior Certificates (other than the Interest Only
                              Certificates) will receive principal and interest from the related Loan Group.
                              The Class 1-X Certificates will

--------------------------------------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY
OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR
COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND
EXCHANGE COMMISSION.



[LOGO]                                                                             Computational Materials for
                                                             Countrywide Mortgage Pass-Through Trust 2003-HYB2
--------------------------------------------------------------------------------------------------------------


                              receive interest from the Mortgage Loans in each Loan Group. The Subordinate
                              Certificates may receive principal and interest from any Loan Group.

Registration:                 The Offered Certificates will be made available in book-entry form through DTC.

Federal Tax Treatment:        It is anticipated that the Offered Certificates will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:            The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Treatment:              The Senior Certificates and the Class M Certificates are expected to constitute
                              "mortgage related securities" for purposes of SMMEA.

Optional Termination:         The terms of the transaction allow for a termination of the Certificates, subject to certain restrictions set forth in the transaction documents, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of (a) the aggregate principal balance as of the initial Cut-off Date of the Mortgage Loans included in the pool on the
                              Closing Date and (b) the Pre -Funded Amount deposited to the Pre-Funding Account on the Closing Date.

Mortgage
Loans:                        The aggregate principal balance of the Mortgage Loans (i) as of the Sample Pool
                              Calculation Date is approximately $511,437,674 and (ii) as of the end of the
                              Pre-Funding Period is expected to be $526,437,674 plus or minus ten percent
                              (10%). All the Mortgage Loans are adjustable rate mortgage loans secured by first liens on one- to four-family residential properties.

                              The collateral tables included in these Computational Materials as Appendix A represent a sample pool of Mortgage Loans (the "Sample Pool") having the characteristics described therein as of the Sample Pool Calculation Date, and do not include additional Mortgage Loans expected to be included in the trust on the Closing Date or during the Funding Period. It is expected that (a)
                              additional Mortgage Loans will be delivered to the Trust on the Closing Date and during the Funding Period and (b) certain Mortgage Loans may be pre-paid, become ineligible for transfer to the trust or may otherwise be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. See the attached
                              Collateral Tables attached hereto as Appendix A.

                              With respect to each Loan Group, the final pool of Mortgage Loans will be different from the Sample Pool, although the characteristics of such final pool are not expected to differ materially from those of the Sample Pool.

Group I
Mortgage Loans:               The aggregate principal balance of the Group I Mortgage Loans (i) as of the
                              Sample Pool Calculation Date is approximately $395,559,102, and (ii) as of the end of the Funding Period is expected to be $395,559,102, plus or minus ten percent (10%). The Group I Mortgage Loans will have interest rates that have an initial fixed rate period of five years after origination and thereafter adjust annually based on the one-year LIBOR index.

--------------------------------------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY
OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR
COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND
EXCHANGE COMMISSION.

                                                       5

[LOGO]                                                                             Computational Materials for
                                                             Countrywide Mortgage Pass-Through Trust 2003-HYB2
--------------------------------------------------------------------------------------------------------------


Group II
Mortgage Loans:               The aggregate principal balance of the Group II Mortgage Loans (i) as of the
                              Sample Pool Calculation Date is approximately $115,878,573, and (ii) as of the end of the Funding Period is expected to be $130,878,573, plus or minus ten percent (10%). The Group II Mortgage Loans will have interest rates that have an initial fixed rate period of ten years after origination and thereafter adjust annually based on the one-year LIBOR index or one- year CMT index.

Pre-Funded Amount:            A deposit of no more than approximately $131,609,418 (the "Pre-Funded Amount")
                              will be made to a pre-funding account (the " Pre-Funding Account") on the
                              Closing Date. From the Closing Date through and including May 17, 2003 (the "
                              Funding Period"), (i) not mo re than approximately $98,889,775 of the Pre-Funded
                              Amount will be used to purchase subsequent Group I Mortgage Loans (the
                              "Subsequent Group I Mortgage Loans") and (ii) not more than approximately
                              $32,719,643 of the Pre-Funded Amount will be used to purchase subsequent Group
                              II Mortgage Loans (the "Subsequent Group II Mortgage Loans). The Pre -Funded
                              Amount will be used to purchase the Subsequent Group I and Group II Mortgage
                              Loans (the "Subsequent Mortgage Loans") having similar characteristics as the
                              Mortgage Loans in the applicable Loan Group as of the Sample Pool Calculation
                              Date. Any portion of the Pre-Funded Amount related to a loan group remaining on the last day of the Funding Period will be distributed as principal on the
                              Offered Certificates related to such loan group on the immediately following
                              Distribution Date.

Wavg Roll Date:               The "Wavg Roll Date" for the Group I and Group II Mortgage Loans (collectively, the "Mortgage Loans") is the Distribution Date in January 2008 and January 2013,
                              respectively.

Pricing Prepayment Speed:     The Offered Certificates will be priced to a prepayment speed of 25% CPR.

Expense Fee Rate:             The "Expense Fee Rate" is comprised of primary servicing fees, master servicing fees, lender paid mortgage insurance premiums and the trustee fees, each as applicable. The Expense Fee Rate will be equal to approximately (a) with respect to a Mortgage Loan in a Loan Group and any period prior to the initial interest rate adjustment for that Mortgage Loan, 0.268% and 0.387% and (b) thereafter,
                              0.392% and 0.402%, in each case, with respect to the Group I and II Mortgage
                              Loans, respectively.

Contributing Rate:            The "Contributing Rate" for any period prior to the related Wavg Roll Date is equal to approximately 1.815% and 1.281% for the Group I and Group II Mortgage
                              Loans, respectively. After the related Wavg Roll Date for a Loan Group, the
                              Contributing Rate for such Loan Group will be zero.

Net WAC:                      The "Net WAC," with respect to each Loan Group, will be equal to the weighted average gross interest rate on the related Mortgage Loans less (a) the weighted average Expense Fee Rate for such Loan Group and (b) the Contributing Rate for such Loan Group.

Accrued  Interest:            The price to be paid for the Offered Certificates by investors who elect to settle bonds on the Settlement Date will include accrued interest from the
                              Cut-off Date up to, but not including, the Settlement Date. Investors settling
                              Offered Certificates on alternate dates may pay more or less accrued interest, as applicable.

--------------------------------------------------------------------------------------------------------------

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY
OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR
COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND
EXCHANGE COMMISSION.


[LOGO]                                                                             Computational Materials for
                                                             Countrywide Mortgage Pass-Through Trust 2003-HYB2
--------------------------------------------------------------------------------------------------------------



Interest Accrual Period:      The interest accrual period with respect to all the Offered Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Credit Enhancement:           Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval. The structuring assumptions contained herein assume [3.25]% subordination below the
                              Senior Certificates as of the Cut-off Date.

                              Credit enhancement for the Senior Certificates will consist of the subordination of the Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5
                              Certificates.

                              Credit enhancement for the Class M Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5
                              Certificates.

                              Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, and Class B-5
                              Certificates.

                              Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4 and Class B-5 Certificates.

                              Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4 and Class B-5 Certificates.

                              Credit enhancement for the Class B-4 Certificates will consist of the subordination of the Class B-5 Certificates.

Shifting Interest:            Until the first Distribution Date occurring after March 2013, the Subordinate
                              Certificates will be locked out from receipt of any unscheduled principal
                              (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance and cross-collateralization triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal prepayments from each Loan Group. The prepayment percentages on the Subordinate Certificates, per Loan Group, are as follows:

                              April 2003 - March 2013     0% Pro Rata Share
                              April 2013 - March 2014     30% Pro Rata Share
                              April 2014 - March 2015     40% Pro Rata Share
                              April 2015 - March 2016     60% Pro Rata Share
                              April 2016 - March 2017     80% Pro Rata Share
                              April 2017 and after        100% Pro Rata Share

                              Notwithstanding the foregoing, if the credit enhancement percentage provided to the Senior Certificates by the Subordinate Certificates doubles (from the initial credit enhancement percentage), unscheduled principal will be paid pro-rata between the Senior and Subordinate Certificates (subject to the collateral performance and cross-collateralization triggers described in the prospectus supplement). However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to the third anniversary of the initial Cut-off Date (subject to the collateral performance and cross-collateralization triggers described in the prospectus supplement), the
                              Subordinate


--------------------------------------------------------------------------------------------------------------

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY
OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR
COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND
EXCHANGE COMMISSION.


[LOGO]                                                                             Computational Materials for
                                                             Countrywide Mortgage Pass-Through Trust 2003-HYB2
--------------------------------------------------------------------------------------------------------------


                              Certificates will be entitled to only 50% of their pro -rata share of unscheduled principal until the third anniversary of the initial Cut-off Date.

                              Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the applicable current senior percentage
                              (i.e., the then current aggregate principal balance of the Group I and Group II
                              Certificates, as applicable, divided by the aggregate principal balance of the mortgage loans in the related Loan Group) exceeds the applicable initial senior percentage (i.e., the aggregate principal balance of the Group I and Group II
                              Certificates, as applicable, as of the Closing Date, divided by the sum of the aggregate principal balance of the mortgage loans in the related Loan Group as of the initial Cut-off Date and the related Pre-Funded Amount), the related
                              Senior Certificates will receive all unscheduled prepayments from the related
                              Loan Group, regardless of any prepayment percentages.

Allocation of
Losses:                       Any realized losses from a Loan Group, other than excess losses, on the related
                              Mortgage Loans will be allocated to the Subordinate Certificates in reverse order of their numerical Class designations, in each case, until the respective class principal balance has been reduced to zero.

                              Excess losses from a Loan Group (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated, pro rata, to (a) the related Senior Certificates and (b) the related portion of the
                              Subordinate Certificates.

Certificates Priority
of Distributions:             Available funds from the Mortgage Loans will be distributed in the following order of priority:

                                1)   To the Senior Certificates, from the related Loan Group (or, with respect to Class 1-X Certificates, from all of the Loan Groups), accrued and unpaid interest at the related Certificate Interest Rate;
                                2)   Concurrently:
                                     (a) to the Group I Certificates, principal from the related Loan Group*;
                                     (b) to the Group II Certificates,
                                     principal from the related Loan Group*;
                                3)   To the Class M Certificates, accrued and unpaid interest at the related Certificate Interest Rate;
                                4)   To the Class M Certificates, principal;
                                5)   To the Class B-1 Certificates, accrued and unpaid interest at the related Certificate Interest Rate;
                                6)   To the Class B-1 Certificates, principal;
                                7)   To the Class B-2 Certificates, accrued and unpaid interest at the related Certificate Interest Rate;
                                8)   To the Class B-2 Certificates, principal;
                                9)   To the Class B-3, Class B-4 and Class B-5 Certificates, in
                                     sequential order, accrued and unpaid interest at the related
                                     Certificate Interest Rate and their respective share of principal; and
                                10)  Residual Certificate, any remaining amount.

                                 *   Under certain delinquency and loss scenario s (as described in the prospectus supplement), principal from an unrelated Loan Group is used to pay the Senior Certificates related to another Loan Group.

                                [Yield Tables and Collateral Tables to Follow]



--------------------------------------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY
OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR
COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND
EXCHANGE COMMISSION.


[LOGO]                                                               Computational Materials for
                                               Countrywide Mortgage Pass-Through Trust 2003-HYB2
------------------------------------------------------------------------------------------------
                                            Yield Tables
                                            ------------

Class 1-A-1 to Wavg Roll
Date
-----------------------------------------------------------------------------------------------
Initial Coupon            3.468%
Prepay Speed              0% CPR     10% CPR  15% CPR    25% CPR    35% CPR    45% CPR 55% CPR
===============================================================================================
Yield @ 100-00            3.45       3.44     3.43       3.41       3.39       3.36     3.33
================================================================================================
WAL (yr)                  4.69       3.66     3.23       2.51       1.95       1.51     1.17
MDUR (yr)                 4.26       3.35     2.96       2.32       1.82       1.43     1.11
First Prin Pay            4/03       4/03     4/03       4/03       4/03       4/03     4/03
Last Prin Pay             1/08       1/08     1/08       1/08       1/08       1/08     1/08
------------------------------------------------------------------------------------------------

Class 1-A-1 to Maturity
------------------------------------------------------------------------------------------------
Initial Coupon            3.468%
------------------------------------------------------------------------------------------------
Prepay Speed              0% CPR     10% CPR  15% CPR    25% CPR    35% CPR    45% CPR 55% CPR
================================================================================================
Yield @ 100-00            3.29       3.34     3.36       3.38       3.38       3.36     3.33
================================================================================================
WAL (yr)                  18.38      7.40     5.34       3.23       2.20       1.59     1.19
MDUR (yr)                 12.95      5.95     4.48       2.87       2.01       1.49     1.13
First Prin Pay            4/03       4/03     4/03       4/03       4/03       4/03     4/03
Last Prin Pay             1/33       1/33     1/33       1/33       1/33       1/33     1/33
------------------------------------------------------------------------------------------------

Class 2-A-1 to Call
------------------------------------------------------------------------------------------------
Initial Coupon            4.023%
------------------------------------------------------------------------------------------------
Prepay Speed              0% CPR     10% CPR  15% CPR    25% CPR    35% CPR    45% CPR 55% CPR
================================================================================================
Yield @ 100-00            3.85       3.96     3.98       3.98       3.94       3.90     3.85
================================================================================================
WAL (yr)                  18.46      6.94     4.89       2.91       1.98       1.44     1.09
MDUR (yr)                 12.24      5.53     4.12       2.60       1.82       1.35     1.03
First Prin Pay            4/03       4/03     4/03       4/03       4/03       4/03     4/03
Last Prin Pay             4/31       3/20     8/15       10/10      6/08       1/07     2/06
------------------------------------------------------------------------------------------------

Class 2-A-1 to Maturity
------------------------------------------------------------------------------------------------
Initial Coupon            4.023%
------------------------------------------------------------------------------------------------
Prepay Speed              0% CPR     10% CPR  15% CPR    25% CPR    35% CPR    45% CPR 55% CPR
================================================================================================
Yield @ 100-00            3.85       3.94     3.96       3.97       3.95       3.91     3.87
================================================================================================
WAL (yr)                  18.55      7.39     5.32       3.21       2.18       1.58     1.19
MDUR (yr)                 12.27      5.72     4.34       2.80       1.97       1.47     1.12
First Prin Pay            4/03       4/03     4/03       4/03       4/03       4/03     4/03
Last Prin Pay             3/33       3/33     3/33       3/33       3/33       3/33     3/33
------------------------------------------------------------------------------------------------

                                  [Collateral Tables to Follow]


------------------------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE
ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE
ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY
REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION
HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY
OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



[LOGO]                                                                                                 Computational Materials for
                                                                                 Countrywide Mortgage Pass-Through Trust 2003-HYB2
----------------------------------------------------------------------------------------------------------------------------------

                                                            Aggregate Collateral

Summary of Loans in Statistical Calculation Pool                                                               Range
(As of Calculation Date)                                                                                       -----

Total Number of Loans                                                          1,081
Total Outstanding Balance                                               $511,437,674
Average Loan Balance                                                         $473,115             $73,000 to $1,890,509
WA Mortgage Rate                                                               5.578%              4.625% to 7.500%
Net WAC                                                                        5.279%              4.366% to 7.241%
ARM Characteristics
        WA Gross Margin                                                        2.393%              2.250% to 3.125%
        WA Months to First Roll                                                    72                  47 to 119
        WA First Periodic Cap                                                  4.989%              2.000% to 5.000%
        WA Subsequent Periodic Cap                                             2.000%              2.000% to 2.000%
        WA Lifetime Cap                                                       10.581%              9.625% to 12.500%
        WA Lifetime Floor                                                      2.400%              2.250% to 3.125%
WA Original Term (months)                                                         360                 240 to 360
WA Remaining Term (months)                                                        358                 237 to 360
WA Age (months)                                                                     2                   0 to 13
WA LTV                                                                         69.31%              11.23% to 95.00%
WA FICO                                                                           725
WA DTI%
Secured by (% of pool)               1st Liens                                100.00%
                                     2nd Liens                                  0.00%
Prepayment Penalty at Loan Orig (% of all loans)                                2.15%
Prepay Moves Exempted                Soft                                       0.00%
                                     Hard                                       0.00%
                                     No Prepay                                  97.85%
                                     UNK                                        2.15%




----------------------------------------------------------------------------------------------------------------------------------
Top 5 States             Top 5 Prop              Doc Types         Purpose Codes      Occ Codes          Orig PP Term
------------
CA     54.91%         SFR       71.33%       FULL/AL   47.45%      RNC    52.19%      OO    94.68%       0     97.85%
IL      6.46%         PUD       19.16%       PREFER    28.37%      PUR    32.19%      2H     4.62%       60     2.15%
CO      5.22%         CND        6.58%       NIV        9.03%      RCO    15.63%      INV    0.69%
MA      4.04%         2-4U       1.15%       REDUCE     5.09%
NJ      3.73%         CNDP       1.14%       STATED     2.74%

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.




[LOGO]                                                                         Computational Materials for
                                                         Countrywide Mortgage Pass-Through Trust 2003-HYB2
----------------------------------------------------------------------------------------------------------



                                                       Aggregate Collateral

Description
                                                                                          % of Aggregate
Loan Type Group                      Number of Loans           Principal Balance        Principal Balance
---------------------------------------------------------------------------------------------------------
5/1 LIB12M                                       858                  $395,559,102                  77.34
10/1 CMT1Y                                       223                  $115,878,573                  22.66
---------------------------------------------------------------------------------------------------------
                                                1081                  $511,437,674                 100.00


Range of Current Balance
                                                                                          % of Aggregate
Current Balance Range                Number of Loans           Principal Balance        Principal Balance
---------------------------------------------------------------------------------------------------------
$ 50,000.01 to $100,000                            4                      $319,448                   0.06
$ 100,000.01 to $150,000                          10                    $1,299,872                   0.25
$ 150,000.01 to $200,000                          15                    $2,607,677                   0.51
$ 200,000.01 to $250,000                          17                    $3,790,490                   0.74
$ 250,000.01 to $300,000                          26                    $7,163,911                   1.40
$ 300,000.01 to $350,000                         131                   $43,608,739                   8.53
$ 350,000.01 to $400,000                         224                   $84,582,767                  16.54
$ 400,000.01 to $450,000                         156                   $66,574,603                  13.02
$ 450,000.01 to $500,000                         161                   $76,574,459                  14.97
$ 500,000.01 to $550,000                          94                   $49,719,078                   9.72
$ 550,000.01 to $600,000                          57                   $32,968,653                   6.45
$ 600,000.01 to $650,000                          85                   $54,008,941                  10.56
$ 650,000.01 to $700,000                           9                    $6,209,287                   1.21
$ 700,000.01 to $750,000                          16                   $11,660,292                   2.28
$ 750,000.01 to $1,000,000                        68                   $59,995,082                  11.73
$1,000,000.01 to $1,500,000                        5                    $5,100,896                   1.00
$1,500,000.01 to $2,000,000                        3                    $5,253,479                   1.03
---------------------------------------------------------------------------------------------------------
                                                1081                  $511,437,674                 100.00



Current Gross Coupon
                                                                                          % of Aggregate
Current Rate Group                   Number of Loans           Principal Balance        Principal Balance
---------------------------------------------------------------------------------------------------------
4.625                                              2                    $1,018,687                   0.20
4.750                                              2                    $1,299,182                   0.25
4.875                                             26                   $11,905,229                   2.33
5.000                                             37                   $18,536,086                   3.62
5.125                                             39                   $19,629,616                   3.84
5.250                                            130                   $58,636,611                  11.47
5.375                                            161                   $73,033,849                  14.28
5.500                                            192                   $91,841,766                  17.96
5.625                                             91                   $43,188,918                   8.44
5.750                                            133                   $64,359,692                  12.58
5.875                                            132                   $62,128,380                  12.15
6.000                                             60                   $29,580,518                   5.78
6.125                                             17                    $8,290,126                   1.62
6.250                                             35                   $18,068,310                   3.53
6.375                                              8                    $3,295,191                   0.64
6.500                                              7                    $3,133,908                   0.61

----------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral information set forth in the Computational
Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.




[LOGO]                                                                         Computational Materials for
                                                         Countrywide Mortgage Pass-Through Trust 2003-HYB2
----------------------------------------------------------------------------------------------------------


                                                 Aggregate Collateral

Current Gross Coupon
                                                                                          % of Aggregate
Current Rate Group                   Number of Loans           Principal Balance        Principal Balance
---------------------------------------------------------------------------------------------------------
6.625                                              1                      $358,221                   0.07
6.875                                              6                    $2,323,455                   0.45
7.125                                              1                      $398,052                   0.08
7.500                                              1                      $411,875                   0.08
---------------------------------------------------------------------------------------------------------
                                                1081                  $511,437,674                 100.00



Range of Months remaining to Scheduled Maturity
                                                                                           % of Aggregate
Maturity Range                       Number of Loans             Principal Balance      Principal Balance
---------------------------------------------------------------------------------------------------------
181 - 240                                          1                      $444,839                   0.09
301 - 360                                       1080                  $510,992,835                  99.91
---------------------------------------------------------------------------------------------------------
                                                1081                  $511,437,674                 100.00


Range of Loan-to-Value Ratio
                                                                                          % of Aggregate
LTV Range                            Number of Loans             Principal Balance     Principal Balance
---------------------------------------------------------------------------------------------------------
 0.01 - 50.00                                    106                   $53,117,441                  10.39
50.01 - 55.00                                     46                   $25,358,395                   4.96
55.01 - 60.00                                     64                   $35,615,159                   6.96
60.01 - 65.00                                     76                   $40,487,153                   7.92
65.01 - 70.00                                    150                   $72,748,635                  14.22
70.01 - 75.00                                    138                   $65,331,301                  12.77
75.01 - 80.00                                    448                  $199,215,604                  38.95
80.01 - 85.00                                      8                    $3,257,679                   0.64
85.01 - 90.00                                     23                    $9,199,182                   1.80
90.01 - 95.00                                     22                    $7,107,125                   1.39
---------------------------------------------------------------------------------------------------------
                                                1081                  $511,437,674                 100.00



State
                                                                                          % of Aggregate
State Group                          Number of Loans             Principal Balance      Principal Balance
----------------------------------------------------------------------------------------------------------
AL                                                 3                    $1,051,966                   0.21
AZ                                                19                    $8,515,621                   1.67
CA                                               585                  $280,819,091                  54.91
CO                                                61                   $26,714,821                   5.22
CT                                                15                    $8,895,942                   1.74
DE                                                 1                      $401,725                   0.08
DC                                                 6                    $2,660,760                   0.52
FL                                                19                    $9,325,780                   1.82
GA                                                14                    $6,768,555                   1.32
HI                                                 2                    $1,458,614                   0.29
ID                                                 2                    $1,247,600                   0.24
IL                                                77                   $33,014,600                   6.46


----------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.




[LOGO]                                               Computational Materials for
                               Countrywide Mortgage Pass-Through Trust 2003-HYB2
--------------------------------------------------------------------------------


                              Aggregate Collateral

State
                                                                 % of Aggregate
State Group     Number of Loans         Principal Balance     Principal Balance
-------------------------------------------------------------------------------
IN                            4                $2,093,450                  0.41
KS                            5                $2,172,854                  0.42
LA                            1                  $373,619                  0.07
ME                            2                $1,093,889                  0.21
MD                           15                $7,983,257                  1.56
MA                           45               $20,648,321                  4.04
MI                            4                $2,060,676                  0.40
MN                           10                $5,263,317                  1.03
MO                            8                $3,039,879                  0.59
NE                            1                  $499,965                  0.10
NV                            6                $2,560,226                  0.50
NH                            2                  $879,360                  0.17
NJ                           38               $19,094,048                  3.73
NY                           18                $8,808,310                  1.72
NC                           19               $10,253,250                  2.00
OH                            4                $1,522,411                  0.30
OR                            7                $1,940,980                  0.38
PA                            6                $2,555,159                  0.50
RI                            1                  $547,000                  0.11
SC                            2                $1,038,281                  0.20
TN                            2                  $658,952                  0.13
TX                           19                $9,018,288                  1.76
UT                            4                $1,261,130                  0.25
VA                           27               $12,840,552                  2.51
WA                           21               $10,424,676                  2.04
WV                            1                  $358,812                  0.07
WI                            4                $1,089,938                  0.21
WY                            1                  $482,000                  0.09
--------------------------------------------------------------------------------
                            1081             $511,437,674                100.00



























--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



[LOGO]                                                                       Computational Materials for
                                                       Countrywide Mortgage Pass-Through Trust 2003-HYB2
--------------------------------------------------------------------------------------------------------


                                           Aggregate Collateral

Collateral Grouped by FICO
                                                                                          % of Aggregate
FICO Range                           Number of Loans             Principal Balance      Principal Balance
---------------------------------------------------------------------------------------------------------
801 - 820                                         13                    $6,465,301                   1.26
781 - 800                                         91                   $41,778,009                   8.17
761 - 780                                        170                   $81,158,092                  15.87
741 - 760                                        169                   $82,212,638                  16.07
721 - 740                                        173                   $82,622,253                  16.15
701 - 720                                        174                   $81,136,942                  15.86
681 - 700                                         95                   $42,437,004                   8.30
661 - 680                                         83                   $41,353,733                   8.09
641 - 660                                         54                   $24,617,044                   4.81
621 - 640                                         46                   $21,251,977                   4.16
601 - 620                                          7                    $3,203,819                   0.63
581 - 600                                          2                    $1,176,562                   0.23
561 - 580                                          2                      $814,356                   0.16
Missing                                            2                    $1,209,944                   0.24
---------------------------------------------------------------------------------------------------------
                                                1081                  $511,437,674                 100.00



Property Type
                                                                                          % of Aggregate
Property Type Group                  Number of Loans             Principal Balance      Principal Balance
----------------------------------------------------------------------------------------------------------
SFR                                              760                  $364,808,746                  71.33
PUD                                              212                   $97,988,286                  19.16
CND                                               79                   $33,676,907                   6.58
2-4U                                              11                    $5,869,452                   1.15
CNDP                                              12                    $5,822,017                   1.14
COOP                                               7                    $3,272,266                   0.64
---------------------------------------------------------------------------------------------------------
                                                1081                  $511,437,674                 100.00



Purpose
                                                                                          % of Aggregate
Purpose Type Group                   Number of Loans             Principal Balance      Principal Balance
----------------------------------------------------------------------------------------------------------
RNC                                              544                  $266,901,999                  52.19
PUR                                              354                  $164,620,029                  32.19
RCO                                              183                   $79,915,647                  15.63
---------------------------------------------------------------------------------------------------------
                                                1081                  $511,437,674                 100.00


Occupancy
                                                                                          % of Aggregate
Occupancy Type Group                 Number of Loans             Principal Balance      Principal Balance
----------------------------------------------------------------------------------------------------------
OO                                              1020                  $484,248,117                  94.68
2H                                                54                   $23,647,705                   4.62
INV                                                7                    $3,541,852                   0.69
-----------------------------------------------------------------------------------------------------------
                                                1081                  $511,437,674                 100.00



----------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



[LOGO]                                                                       Computational Materials for
                                                       Countrywide Mortgage Pass-Through Trust 2003-HYB2
--------------------------------------------------------------------------------------------------------


                                           Aggregate Collateral

Collateral Grouped by Document Type
                                                                                           % of Aggregate
Document Type Group                  Number of Loans             Principal Balance      Principal Balance
----------------------------------------------------------------------------------------------------------
FULL/ALT                                         505                  $242,688,034                  47.45
PREFERRED                                        321                  $145,078,559                  28.37
NIV                                               94                   $46,159,114                   9.03
REDUCED                                           51                   $26,017,054                   5.09
STATED                                            36                   $14,033,196                   2.74
NINA                                              24                   $13,426,771                   2.63
NO DOC                                            26                   $12,724,295                   2.49
STREAMLINED                                       15                    $7,307,560                   1.43
NO RATIO                                           9                    $4,003,093                   0.78
----------------------------------------------------------------------------------------------------------
                                                1081                  $511,437,674                 100.00


Range of Margin
(Excludes 0 Fixed Rate Mortgages)
                                                                                           % of Aggregate
                                     Number of Loans             Principal Balance      Principal Balance
----------------------------------------------------------------------------------------------------------
2.001 - 3.000                                   1076                  $509,942,369                  99.71
3.001 - 4.000                                      5                    $1,495,305                   0.29
----------------------------------------------------------------------------------------------------------
                                                1081                  $511,437,674                 100.00



Next Interest Adjustment Date
(Excludes 0 Fixed Rate Mortgages)
                                                                                          % of Aggregate
                                     Number of Loans             Principal Balance      Principal Balance
----------------------------------------------------------------------------------------------------------
02/07                                              1                      $632,848                   0.12
08/07                                              7                    $3,162,254                   0.62
09/07                                              5                    $1,754,484                   0.34
10/07                                             32                   $12,576,568                   2.46
11/07                                            123                   $49,199,463                   9.62
12/07                                             93                   $42,322,345                   8.28
01/08                                            191                   $88,039,841                  17.21
02/08                                            215                  $104,258,755                  20.39
03/08                                            191                   $93,612,543                  18.30
09/12                                              1                      $528,559                   0.10
11/12                                             10                    $4,700,850                   0.92
12/12                                             77                   $41,056,530                   8.03
01/13                                            107                   $55,823,156                  10.91
02/13                                             28                   $13,769,478                   2.69
----------------------------------------------------------------------------------------------------------
                                                1081                  $511,437,674                 100.00




----------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



[LOGO]                                                                       Computational Materials for
                                                       Countrywide Mortgage Pass-Through Trust 2003-HYB2
--------------------------------------------------------------------------------------------------------


                                           Aggregate Collateral

Range of Months to Roll
(Excludes 0 Fixed Rate Mortgages)
                                                                                          % of Aggregate
                                     Number of Loans             Principal Balance     Principal Balance

---------------------------------------------------------------------------------------------------------
43 - 49                                            1                      $632,848                  0.12
50 - 55                                           44                   $17,493,306                  3.42
56 - 61                                          813                  $377,432,948                 73.80
Greater than 85                                  223                  $115,878,573                 22.66
---------------------------------------------------------------------------------------------------------
                                                1081                  $511,437,674                100.00


Lifetime Rate Cap
(Excludes 0 Fixed Rate Mortgages)
                                                                                          % of Aggregate
                                     Number of Loans             Principal Balance     Principal Balance
----------------------------------------------------------------------------------------------------------
9.001 - 10.000                                    67                   $32,759,184                  6.41
10.001 - 11.000                                  934                  $440,701,929                 86.17
11.001 - 12.000                                   78                   $37,166,634                  7.27
12.001 - 13.000                                    2                      $809,927                  0.16
----------------------------------------------------------------------------------------------------------
                                                1081                  $511,437,674                100.00



Initial Periodic Rate Cap
(Excludes 0 Fixed Rate Mortgages)
                                                                                          % of Aggregate
                                     Number of Loans             Principal Balance     Principal Balance
----------------------------------------------------------------------------------------------------------
2.000                                              4                    $1,875,224                  0.37
5.000                                           1077                  $509,562,451                 99.63
----------------------------------------------------------------------------------------------------------
                                                1081                  $511,437,674                100.00



Subsequent Periodic Rate Cap
(Excludes 0 Fixed Rate Mortgages)
                                                                                         % of Aggregate
                                     Number of Loans             Principal Balance     Principal Balance
----------------------------------------------------------------------------------------------------------
2.000                                           1081                  $511,437,674                100.00
----------------------------------------------------------------------------------------------------------
                                                1081                  $511,437,674                100.00









----------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.




[LOGO]                                                                       Computational Materials for
                                                       Countrywide Mortgage Pass-Through Trust 2003-HYB2
--------------------------------------------------------------------------------------------------------

                                           Aggregate Collateral

Lifetime Rate Floor
(Excludes 0 Fixed Rate Mortgages)
                                                                                          % of Aggregate
                                     Number of Loans             Principal Balance     Principal Balance

----------------------------------------------------------------------------------------------------------
2.001 - 3.000                                   1071                  $508,085,486                 99.34
3.001 - 4.000                                     10                    $3,352,189                  0.66
----------------------------------------------------------------------------------------------------------
                                                1081                  $511,437,674                100.00


























































----------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



[LOGO]                                                                                               External Report
                                                                   Countrywide Mortgage Pass-Through Trust 2003-HYB2
--------------------------------------------------------------------------------------------------------------------



                                     Loan Group I (5/1 Hybrid LIBOR Jumbo)

Summary of Loans in Statistical Calculation Pool                                                               Range
(As of Calculation Date)                                                                                       -----

Total Number of Loans                                                          858
Total Outstanding Balance                                             $395,559,102
Average Loan Balance                                                      $461,025               $73,000 to $1,890,509
WA Mortgage Rate                                                            5.551%                4.625% to 7.500%
Net WAC                                                                     5.283%                4.366% to 7.241%
ARM Characteristics
   WA Gross Margin                                                          2.289%                2.250% to 3.125%
   WA Months to First Roll                                                      58                    47 to  60
   WA First Periodic Cap                                                    4.986%                2.000% to 5.000%
   WA Subsequent Periodic Cap                                               2.000%                2.000% to 2.000%
   WA Lifetime Cap                                                         10.555%                9.625% to 12.500%
   WA Lifetime Floor                                                        2.297%                2.250% to 3.125%
WA Original Term (months)                                                      360                   360 to  360
WA Remaining Term (months)                                                     358                   347 to   360
WA Age (months)                                                                  2                     0 to 13
WA LTV                                                                      71.25%                19.77% to 95.00%
WA FICO                                                                       723
WA DTI%
Secured by (% of pool)               1st Liens                             100.00%
                                     2nd Liens                               0.00%
Prepayment Penalty at Loan Orig (% of all loans)                             2.78%
Prepay Moves Exempted                Soft                                    0.00%
                                     Hard                                    0.00%
                                     No Prepay                              97.22%
                                     UNK                                     2.78%



---------------------------------------------------------------------------------------------------------------------
Top 5 States        Top 5 Prop             Doc Types           Purpose Codes         Occ Codes         Orig PP Term
------------        ----------             ---------           -------------         ---------         ------------
CA      61.19%   SFR       65.85%       FULL/AL   50.05%      RNC    46.11%       OO       96.16%      0      97.22%
IL      7.28%    PUD       24.77%       PREFER    36.68%      PUR    36.96%       2H       2.94%       60     2.78%
CO      6.00%    CND        6.53%       REDUCE    6.58%       RCO    16.93%       INV      0.90%
MA      2.20%    2-4U       1.48%       STATED    3.55%
WA      1.77     CNDP       1.17%       STREAM    1.85%

---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.




[LOGO]                                                                                   External Report
                                                       Countrywide Mortgage Pass-Through Trust 2003-HYB2
--------------------------------------------------------------------------------------------------------



                                    Loan Group I (5/1 Hybrid LIBOR Jumbo)

Description
                                                                                           % of Aggregate
                                     Number of Loans             Principal Balance      Principal Balance
---------------------------------------------------------------------------------------------------------
5/1 LIB12M                                       858                  $395,559,102                100.00
---------------------------------------------------------------------------------------------------------
                                                 858                  $395,559,102                100.00



Range of Current Balance
                                                                                          % of Aggregate
                                     Number of Loans             Principal Balance     Principal Balance
--------------------------------------------------------------------------------------------------------
$   50,000.01 to $  100,000                        4                      $319,448                  0.08
$  100,000.01 to $  150,000                       10                    $1,299,872                  0.33
$  150,000.01 to $  200,000                       14                    $2,408,490                  0.61
$  200,000.01 to $  250,000                       16                    $3,570,940                  0.90
$  250,000.01 to $  300,000                       26                    $7,163,911                  1.81
$  300,000.01 to $  350,000                      115                   $38,181,276                  9.65
$  350,000.01 to $  400,000                      189                   $71,205,525                 18.00
$  400,000.01 to $  450,000                      123                   $52,371,656                 13.24
$  450,000.01 to $  500,000                      116                   $55,121,111                 13.93
$  500,000.01 to $  550,000                       66                   $34,915,358                  8.83
$  550,000.01 to $  600,000                       40                   $23,041,309                  5.82
$  600,000.01 to $  650,000                       67                   $42,736,031                 10.80
$  650,000.01 to $  700,000                        7                    $4,813,137                  1.22
$  700,000.01 to $  750,000                       11                    $7,992,351                  2.02
$  750,000.01 to $1,000,000                       46                   $40,064,311                 10.13
$1,000,000.01 to $1,500,000                        5                    $5,100,896                  1.29
$1,500,000.01 to $2,000,000                        3                    $5,253,479                  1.33
--------------------------------------------------------------------------------------------------------
                                                 858                  $395,559,102                100.00



Current Gross Coupon
                                                                                          % of Aggregate
                                     Number of Loans             Principal Balance      Principal Balance
---------------------------------------------------------------------------------------------------------
4.625                                              2                    $1,018,687                  0.26
4.750                                              2                    $1,299,182                  0.33
4.875                                             25                   $11,484,269                  2.90
5.000                                             33                   $16,397,335                  4.15
5.125                                             36                   $18,127,645                  4.58
5.250                                            114                   $51,275,929                 12.96
5.375                                            134                   $58,817,448                 14.87
5.500                                            152                   $70,897,889                 17.92
5.625                                             64                   $29,050,091                  7.34
5.750                                            103                   $48,349,085                 12.22
5.875                                             92                   $41,244,146                 10.43
6.000                                             44                   $21,856,251                  5.53
6.125                                              8                    $3,402,999                  0.86
6.250                                             27                   $13,565,839                  3.43
6.375                                              7                    $2,910,407                  0.74
6.500                                              6                    $2,370,295                  0.60
6.625                                              1                      $358,221                  0.09


---------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



[LOGO]                                                                                   External Report
                                                       Countrywide Mortgage Pass-Through Trust 2003-HYB2
--------------------------------------------------------------------------------------------------------


                                   Loan Group I (5/1 Hybrid LIBOR Jumbo)

Current Gross Coupon
                                                                                          % of Aggregate
                                     Number of Loans             Principal Balance     Principal Balance
--------------------------------------------------------------------------------------------------------
6.875                                              6                    $2,323,455                  0.59
7.125                                              1                      $398,052                  0.10
7.500                                              1                      $411,875                  0.10
--------------------------------------------------------------------------------------------------------
                                                 858                  $395,559,102                100.00



Range of Months remaining to Scheduled Maturity
                                                                                          % of Aggregate
                                     Number of Loans             Principal Balance     Principal Balance
--------------------------------------------------------------------------------------------------------
301 - 360                                        858                  $395,559,102                100.00
--------------------------------------------------------------------------------------------------------
                                                 858                  $395,559,102                100.00



Range of Loan-to-Value Ratio
                                                                                          % of Aggregate
                                     Number of Loans             Principal Balance     Principal Balance
--------------------------------------------------------------------------------------------------------
0.01 -  50.00                                     67                   $31,631,048                  8.00
50.01 - 55.00                                     29                   $15,921,383                  4.03
55.01 - 60.00                                     43                   $23,187,267                  5.86
60.01 - 65.00                                     59                   $31,672,607                  8.01
65.01 - 70.00                                     93                   $44,085,100                 11.15
70.01 - 75.00                                    116                   $54,415,855                 13.76
75.01 - 80.00                                    400                  $176,085,071                 44.52
80.01 - 85.00                                      6                    $2,254,463                  0.57
85.01 - 90.00                                     23                    $9,199,182                  2.33
90.01 - 95.00                                     22                    $7,107,125                  1.80
--------------------------------------------------------------------------------------------------------
                                                 858                  $395,559,102                100.00


State
                                                                                          % of Aggregate
                                     Number of Loans             Principal Balance     Principal Balance
--------------------------------------------------------------------------------------------------------
AL                                                 3                    $1,051,966                  0.27
AZ                                                14                    $6,371,148                  1.61
CA                                               516                  $242,062,273                 61.19
CO                                                55                   $23,735,469                  6.00
CT                                                 8                    $4,785,558                  1.21
DC                                                 3                    $1,176,069                  0.30
FL                                                14                    $6,418,443                  1.62
GA                                                12                    $5,487,112                  1.39
HI                                                 2                    $1,458,614                  0.37
ID                                                 2                    $1,247,600                  0.32
IL                                                69                   $28,800,146                  7.28
IN                                                 1                      $770,000                  0.19
KS                                                 5                    $2,172,854                  0.55
LA                                                 1                      $373,619                  0.09

-----------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.




[LOGO]                                                                                   External Report
                                                       Countrywide Mortgage Pass-Through Trust 2003-HYB2
--------------------------------------------------------------------------------------------------------

                                   Loan Group I (5/1 Hybrid LIBOR Jumbo)

State
                                                                                          % of Aggregate
                      Number of Loans                      Principal Balance           Principal Balance
--------------------------------------------------------------------------------------------------------
ME                                  2                             $1,093,889                        0.28
MD                                  6                             $2,977,241                        0.75
MA                                 19                             $8,709,942                        2.20
MI                                  4                             $2,060,676                        0.52
MN                                  8                             $4,106,822                        1.04
MO                                  7                             $2,491,203                        0.63
NE                                  1                               $499,965                        0.13
NV                                  5                             $2,136,180                        0.54
NH                                  1                               $458,400                        0.12
NJ                                 10                             $5,019,151                        1.27
NY                                 10                             $5,625,199                        1.42
NC                                 11                             $6,524,796                        1.65
OH                                  3                             $1,173,802                        0.30
OR                                  6                             $1,550,559                        0.39
PA                                  5                             $2,066,738                        0.52
RI                                  1                               $547,000                        0.14
SC                                  1                               $531,000                        0.13
TN                                  2                               $658,952                        0.17
TX                                 12                             $5,518,236                        1.40
UT                                  4                             $1,261,130                        0.32
VA                                 13                             $5,703,990                        1.44
WA                                 16                             $7,002,611                        1.77
WV                                  1                               $358,812                        0.09
WI                                  4                             $1,089,938                        0.28
WY                                  1                               $482,000                        0.12
--------------------------------------------------------------------------------------------------------
                                  858                           $395,559,102                      100.00

















-----------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.




                                                    A-12




[LOGO]                                                                                   External Report
                                                       Countrywide Mortgage Pass-Through Trust 2003-HYB2
--------------------------------------------------------------------------------------------------------

                                        Loan Group I (5/1 Hybrid LIBOR Jumbo)

Collateral Grouped by FICO
                                                                                           % of Aggregate
                                     Number of Loans             Principal Balance     Principal Balance
---------------------------------------------------------------------------------------------------------
801 - 820                                          6                   $3,133,655                   0.79
781 - 800                                         59                  $25,390,441                   6.42
761 - 780                                        131                  $60,628,302                  15.33
741 - 760                                        136                  $65,272,062                  16.50
721 - 740                                        147                  $67,829,749                  17.15
701 - 720                                        148                  $67,293,400                  17.01
681 - 700                                         78                  $35,101,288                   8.87
661 - 680                                         63                  $31,287,466                   7.91
641 - 660                                         39                  $16,082,856                   4.07
621 - 640                                         42                  $19,623,052                   4.96
601 - 620                                          6                   $2,778,599                   0.70
561 - 580                                          2                     $814,356                   0.21
Missing                                            1                     $323,877                   0.08
---------------------------------------------------------------------------------------------------------
                                                 858                 $395,559,102                 100.00



Property Type
                                                                                          % of Aggregate
                                     Number of Loans             Principal Balance     Principal Balance
---------------------------------------------------------------------------------------------------------
SFR                                              562                  $260,472,330                 65.85
PUD                                              212                   $97,988,286                 24.77
CND                                               63                   $25,829,637                  6.53
2-4U                                              11                    $5,869,452                  1.48
CNDP                                               9                    $4,609,397                  1.17
COOP                                               1                      $790,000                  0.20
---------------------------------------------------------------------------------------------------------
                                                 858                  $395,559,102                100.00



Purpose
                                                                                          % of Aggregate
                                     Number of Loans             Principal Balance     Principal Balance
---------------------------------------------------------------------------------------------------------
RNC                                              382                  $182,389,068                 46.11
PUR                                              318                  $146,215,827                 36.96
RCO                                              158                   $66,954,206                 16.93
---------------------------------------------------------------------------------------------------------
                                                 858                  $395,559,102                100.00



Occupancy
                                                                                          % of Aggregate
                                     Number of Loans             Principal Balance     Principal Balance
---------------------------------------------------------------------------------------------------------
OO                                               822                  $380,376,448                 96.16
2H                                                29                   $11,640,802                  2.94
INV                                                7                    $3,541,852                  0.90
---------------------------------------------------------------------------------------------------------
                                                 858                  $395,559,102                100.00



-----------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.




[LOGO]                                                                                   External Report
                                                       Countrywide Mortgage Pass-Through Trust 2003-HYB2
--------------------------------------------------------------------------------------------------------

                                        Loan Group I (5/1 Hybrid LIBOR Jumbo)

Collateral Grouped by Document Type
                                                                                          % of Aggregate
                                     Number of Loans             Principal Balance     Principal Balance
--------------------------------------------------------------------------------------------------------
FULL/ALT                                         423                  $197,962,813                 50.05
PREFERRED                                        321                  $145,078,559                 36.68
REDUCED                                           51                   $26,017,054                  6.58
STATED                                            36                   $14,033,196                  3.55
STREAMLINED                                       15                    $7,307,560                  1.85
NO RATIO                                           9                    $4,003,093                  1.01
NINA                                               3                    $1,156,828                  0.29
--------------------------------------------------------------------------------------------------------
                                                 858                  $395,559,102                100.00



Range of Margin
(Excludes 0 Fixed Rate Mortgages)
                                                                                           % of Aggregate
                                     Number of Loans             Principal Balance      Principal Balance
---------------------------------------------------------------------------------------------------------
2.001 - 3.000                                    853                  $394,063,796                 99.62
3.001 - 4.000                                      5                    $1,495,305                  0.38
---------------------------------------------------------------------------------------------------------
                                                 858                  $395,559,102                100.00


Next Interest Adjustment Date
(Excludes 0 Fixed Rate Mortgages)
                                                                                          % of Aggregate
                                     Number of Loans             Principal Balance      Principal Balance
---------------------------------------------------------------------------------------------------------
02/07                                              1                      $632,848                  0.16
08/07                                              7                    $3,162,254                  0.80
09/07                                              5                    $1,754,484                  0.44
10/07                                             32                   $12,576,568                  3.18
11/07                                            123                   $49,199,463                 12.44
12/07                                             93                   $42,322,345                 10.70
01/08                                            191                   $88,039,841                 22.26
02/08                                            215                  $104,258,755                 26.36
03/08                                            191                   $93,612,543                 23.67
---------------------------------------------------------------------------------------------------------
                                                 858                  $395,559,102                100.00


Range of Months to Roll
(Excludes 0 Fixed Rate Mortgages)
                                                                                          % of Aggregate
                                     Number of Loans             Principal Balance     Principal Balance

---------------------------------------------------------------------------------------------------------
43 - 49                                            1                      $632,848                  0.16
50 - 55                                           44                   $17,493,306                  4.42
56 - 61                                          813                  $377,432,948                 95.42
---------------------------------------------------------------------------------------------------------
                                                 858                  $395,559,102                100.00





--------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



                                                    A-14


[LOGO]                                                                                   External Report
                                                       Countrywide Mortgage Pass-Through Trust 2003-HYB2
--------------------------------------------------------------------------------------------------------

                                        Loan Group I (5/1 Hybrid LIBOR Jumbo)


Lifetime Rate Cap
(Excludes 0 Fixed Rate Mortgages)
                                                                                          % of Aggregate
                                     Number of Loans             Principal Balance      Principal Balance
---------------------------------------------------------------------------------------------------------
 9.001 - 10.000                                   62                   $30,199,473                  7.63
10.001 - 11.000                                  735                  $337,921,062                 85.43
11.001 - 12.000                                   59                   $26,628,639                  6.73
12.001 - 13.000                                    2                      $809,927                  0.20
--------------------------------------------------------------------------------------------------------
                                                 858                  $395,559,102                100.00


Initial Periodic Rate Cap
(Excludes 0 Fixed Rate Mortgages)
                                                                                         % of Aggregate
                                     Number of Loans             Principal Balance      Principal Balance
---------------------------------------------------------------------------------------------------------
2.000                                              4                    $1,875,224                  0.47
5.000                                            854                  $393,683,878                 99.53
---------------------------------------------------------------------------------------------------------
                                                 858                  $395,559,102                100.00



Subsequent Periodic Rate Cap
(Excludes 0 Fixed Rate Mortgages)
                                                                                          % of Aggregate
                                     Number of Loans             Principal Balance      Principal Balance
---------------------------------------------------------------------------------------------------------
2.000                                            858                  $395,559,102                100.00
---------------------------------------------------------------------------------------------------------
                                                 858                  $395,559,102                100.00



Lifetime Rate Floor
(Excludes 0 Fixed Rate Mortgages)
                                                                                          % of Aggregate
                                     Number of Loans             Principal Balance     Principal Balance

---------------------------------------------------------------------------------------------------------
2.001 - 3.000                                    848                  $392,206,913                 99.15
3.001 - 4.000                                     10                    $3,352,189                  0.85
---------------------------------------------------------------------------------------------------------
                                                 858                  $395,559,102                100.00

















---------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.




                                                    A-15




[LOGO]                                                                                               External Report
                                                                   Countrywide Mortgage Pass-Through Trust 2003-HYB2
--------------------------------------------------------------------------------------------------------------------



                                                Loan Group II (10/1 Hybrid Jumbo)

Summary of Loans in Statistical Calculation Pool                                                               Range
(As of Calculation Date)                                                                                       -----

Total Number of Loans                                                          223
Total Outstanding Balance                                             $115,878,573
Average Loan Balance                                                      $519,635              $199,186 to $998,980
WA Mortgage Rate                                                            5.668%                4.875% to 6.500%
Net WAC                                                                     5.264%                4.471% to 6.096%
ARM Characteristics
         WA Gross Margin                                                    2.750%                2.750% to 2.750%
         WA Months to First Roll                                               118                   114 to 119
         WA First Periodic Cap                                              5.000%                5.000% to 5.000%
         WA Subsequent Periodic Cap                                         2.000%                2.000% to 2.000%
         WA Lifetime Cap                                                   10.668%                9.875% to 11.500%
         WA Lifetime Floor                                                  2.750%                2.750% to 2.750%
WA Original Term (months)                                                      360                   240 to 360
WA Remaining Term (months)                                                     357                   237 to 359
WA Age (months)                                                                  2                     1 to 6
WA LTV                                                                      62.70%                11.23% to 85.00%
WA FICO                                                                       731
WA DTI%
Secured by (% of pool)               1st Liens                            100.00%
                                     2nd Liens                              0.00%
Prepayment Penalty at Loan Orig (% of all loans)                            0.00%
Prepay Moves Exempted                Soft                                   0.00%
                                     Hard                                   0.00%
                                     No Prepay                            100.00%
                                     UNK                                    0.00%




Top 5 States       Top 5 Prop             Doc Types           Purpose Codes           Occ Codes        Orig PP Term
------------       ---------              ---------           -------------           ---------        ------------
CA 33.45%       SFR         90.04%     NIV        39.83%   RNC        72.93%       OO       89.64%     0      100%
NJ 12.15%       CND          6.77%     FULL/AL    38.60%   PUR        15.88%       2H       10.36%
MA 10.30%       COOP         2.14%     NO DOC     10.98%   RCO        11.19%
VA 6.16%        CNDP         1.05%     NINA       10.59%
MD 4.32%










---------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO]                                                                                               External Report
                                                                   Countrywide Mortgage Pass-Through Trust 2003-HYB2
--------------------------------------------------------------------------------------------------------------------


                                     Loan Group II (10/1 Hybrid Jumbo)


Description
                                                                                          % of Aggregate
                                     Number of Loans             Principal Balance     Principal Balance
--------------------------------------------------------------------------------------------------------
10/1 CMT1Y                                       223                  $115,878,573                100.00
---------------------------------------------------------------------------------------------------------
                                                 223                  $115,878,573                100.00



Range of Current Balance
                                                                                           % of Aggregate
                                     Number of Loans             Principal Balance      Principal Balance
---------------------------------------------------------------------------------------------------------
$ 150,000.01 to $ 200,000                          1                      $199,186                  0.17
$ 200,000.01 to $ 250,000                          1                      $219,550                  0.19
$ 300,000.01 to $ 350,000                         16                    $5,427,463                  4.68
$ 350,000.01 to $ 400,000                         35                   $13,377,242                 11.54
$ 400,000.01 to $ 450,000                         33                   $14,202,947                 12.26
$ 450,000.01 to $ 500,000                         45                   $21,453,348                 18.51
$ 500,000.01 to $ 550,000                         28                   $14,803,720                 12.78
$ 550,000.01 to $ 600,000                         17                    $9,927,344                  8.57
$ 600,000.01 to $ 650,000                         18                   $11,272,910                  9.73
$ 650,000.01 to $ 700,000                          2                    $1,396,150                  1.20
$ 700,000.01 to $ 750,000                          5                    $3,667,942                  3.17
$ 750,000.01 to $1,000,000                        22                   $19,930,771                 17.20
---------------------------------------------------------------------------------------------------------
                                                 223                  $115,878,573                100.00



Current Gross Coupon
                                                                                          % of Aggregate
                                     Number of Loans             Principal Balance     Principal Balance
--------------------------------------------------------------------------------------------------------
4.875                                              1                      $420,960                  0.36
5.000                                              4                    $2,138,751                  1.85
5.125                                              3                    $1,501,971                  1.30
5.250                                             16                    $7,360,682                  6.35
5.375                                             27                   $14,216,402                 12.27
5.500                                             40                   $20,943,877                 18.07
5.625                                             27                   $14,138,827                 12.20
5.750                                             30                   $16,010,607                 13.82
5.875                                             40                   $20,884,234                 18.02
6.000                                             16                    $7,724,266                  6.67
6.125                                              9                    $4,887,127                  4.22
6.250                                              8                    $4,502,471                  3.89
6.375                                              1                      $384,784                  0.33
6.500                                              1                      $763,613                  0.66
--------------------------------------------------------------------------------------------------------
                                                 223                  $115,878,573                100.00









-----------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.





[LOGO]                                                                                         External Report
                                                             Countrywide Mortgage Pass-Through Trust 2003-HYB2
--------------------------------------------------------------------------------------------------------------




                                     Loan Group II (10/1 Hybrid Jumbo)

Range of Months remaining to Scheduled Maturity
                                                                                                % of Aggregate
                                     Number of Loans             Principal Balance           Principal Balance
--------------------------------------------------------------------------------------------------------------
181 - 240                                          1                      $444,839                        0.38
301 - 360                                        222                  $115,433,733                       99.62
--------------------------------------------------------------------------------------------------------------
                                                 223                  $115,878,573                      100.00



Range of Loan-to-Value Ratio
                                                                                                % of Aggregate
                                     Number of Loans             Principal Balance           Principal Balance
--------------------------------------------------------------------------------------------------------------
0.01 -  50.00                                     39                   $21,486,393                       18.54
50.01 - 55.00                                     17                    $9,437,012                        8.14
55.01 - 60.00                                     21                   $12,427,892                       10.72
60.01 - 65.00                                     17                    $8,814,546                        7.61
65.01 - 70.00                                     57                   $28,663,535                       24.74
70.01 - 75.00                                     22                   $10,915,446                        9.42
75.01 - 80.00                                     48                   $23,130,533                       19.96
80.01 - 85.00                                      2                    $1,003,216                        0.87
--------------------------------------------------------------------------------------------------------------
                                                 223                  $115,878,573                      100.00



State
                                                                                                % of Aggregate
                                     Number of Loans             Principal Balance           Principal Balance
--------------------------------------------------------------------------------------------------------------
AZ                                                 5                    $2,144,472                        1.85
CA                                                69                   $38,756,818                       33.45
CO                                                 6                    $2,979,352                        2.57
CT                                                 7                    $4,110,384                        3.55
DE                                                 1                      $401,725                        0.35
DC                                                 3                    $1,484,691                        1.28
FL                                                 5                    $2,907,337                        2.51
GA                                                 2                    $1,281,443                        1.11
IL                                                 8                    $4,214,454                        3.64
IN                                                 3                    $1,323,450                        1.14
MD                                                 9                    $5,006,016                        4.32
MA                                                26                   $11,938,379                       10.30
MN                                                 2                    $1,156,495                        1.00
MO                                                 1                      $548,676                        0.47
NV                                                 1                      $424,045                        0.37
NH                                                 1                      $420,960                        0.36
NJ                                                28                   $14,074,897                       12.15
NY                                                 8                    $3,183,111                        2.75
NC                                                 8                    $3,728,454                        3.22
OH                                                 1                      $348,609                        0.30
OR                                                 1                      $390,421                        0.34
PA                                                 1                      $488,421                        0.42
SC                                                 1                      $507,281                        0.44
TX                                                 7                    $3,500,053                        3.02
VA                                                 14                   $7,136,562                        6.16


---------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.




[LOGO]                                                                                         External Report
                                                             Countrywide Mortgage Pass-Through Trust 2003-HYB2
--------------------------------------------------------------------------------------------------------------




                                     Loan Group II (10/1 Hybrid Jumbo)
State
                                                                                                % of Aggregate
                                     Number of Loans             Principal Balance          Principal Balance
--------------------------------------------------------------------------------------------------------------
WA                                                 5                    $3,422,065                        2.95
--------------------------------------------------------------------------------------------------------------
                                                 223                  $115,878,573                      100.00



Collateral Grouped by FICO
                                                                                                % of Aggregate
                                     Number of Loans             Principal Balance           Principal Balance
--------------------------------------------------------------------------------------------------------------
801 - 820                                          7                    $3,331,646                        2.88
781 - 800                                         32                   $16,387,568                       14.14
761 - 780                                         39                   $20,529,791                       17.72
741 - 760                                         33                   $16,940,575                       14.62
721 - 740                                         26                   $14,792,505                       12.77
701 - 720                                         26                   $13,843,542                       11.95
681 - 700                                         17                    $7,335,717                        6.33
661 - 680                                         20                   $10,066,267                        8.69
641 - 660                                         15                    $8,534,188                        7.36
621 - 640                                          4                    $1,628,925                        1.41
601 - 620                                          1                     $425,220                         0.37
581 - 600                                          2                    $1,176,562                        1.02
Missing                                            1                      $886,067                        0.76
--------------------------------------------------------------------------------------------------------------
                                                 223                  $115,878,573                      100.00



Property Type
                                                                                                % of Aggregate
                                     Number of Loans             Principal Balance           Principal Balance
---------------------------------------------------------------------------------------------------------------
SFR                                              198                  $104,336,415                       90.04
CND                                               16                    $7,847,271                        6.77
COOP                                               6                    $2,482,266                        2.14
CNDP                                               3                    $1,212,620                        1.05
--------------------------------------------------------------------------------------------------------------
                                                 223                  $115,878,573                      100.00



Purpose
                                                                                                % of Aggregate
                                      Number of Loans            Principal Balance           Principal Balance
--------------------------------------------------------------------------------------------------------------
RNC                                              162                   $84,512,930                       72.93
PUR                                               36                   $18,404,202                       15.88
RCO                                               25                   $12,961,440                       11.19
--------------------------------------------------------------------------------------------------------------
                                                 223                  $115,878,573                      100.00









--------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



[LOGO]                                                                                         External Report
                                                             Countrywide Mortgage Pass-Through Trust 2003-HYB2
--------------------------------------------------------------------------------------------------------------




                                     Loan Group II (10/1 Hybrid Jumbo)
Occupancy
                                                                                                % of Aggregate
                                     Number of Loans             Principal Balance          Principal Balance
--------------------------------------------------------------------------------------------------------------
OO                                               198                  $103,871,670                       89.64
2H                                                25                   $12,006,903                       10.36
--------------------------------------------------------------------------------------------------------------
                                                 223                  $115,878,573                      100.00



Collateral Grouped by Document Type
                                                                                                % of Aggregate
                                     Number of Loans             Principal Balance           Principal Balance
--------------------------------------------------------------------------------------------------------------
NIV                                               94                   $46,159,114                       39.83
FULL/ALT                                          82                   $44,725,222                       38.60
NO DOC                                            26                   $12,724,295                       10.98
NINA                                              21                   $12,269,943                       10.59
--------------------------------------------------------------------------------------------------------------
                                                 223                  $115,878,573                      100.00



Range of Margin
(Excludes 0 Fixed Rate Mortgages)
                                                                                                % of Aggregate
                                     Number of Loans             Principal Balance           Principal Balance
--------------------------------------------------------------------------------------------------------------
2.001 - 3.000                                    223                  $115,878,573                      100.00
--------------------------------------------------------------------------------------------------------------
                                                 223                  $115,878,573                      100.00



Next Interest Adjustment Date
(Excludes 0 Fixed Rate Mortgages)
                                                                                                % of Aggregate
                                     Number of Loans             Principal Balance           Principal Balance
--------------------------------------------------------------------------------------------------------------
09/12                                              1                      $528,559                        0.46
11/12                                             10                    $4,700,850                        4.06
12/12                                             77                   $41,056,530                       35.43
01/13                                            107                   $55,823,156                       48.17
02/13                                             28                   $13,769,478                       11.88
--------------------------------------------------------------------------------------------------------------
                                                 223                  $115,878,573                      100.00



Range of Months to Roll
(Excludes 0 Fixed Rate Mortgages)
                                                                                                % of Aggregate
                                     Number of Loans             Principal Balance           Principal Balance

--------------------------------------------------------------------------------------------------------------
Greater than 85                                  223                  $115,878,573                      100.00
--------------------------------------------------------------------------------------------------------------
                                                 223                  $115,878,573                      100.00






-----------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.




[LOGO]                                                                                         External Report
                                                             Countrywide Mortgage Pass-Through Trust 2003-HYB2
--------------------------------------------------------------------------------------------------------------

                                     Loan Group II (10/1 Hybrid Jumbo)

Lifetime Rate Cap
(Excludes 0 Fixed Rate Mortgages)
                                                                                                % of Aggregate
                                     Number of Loans             Principal Balance           Principal Balance
--------------------------------------------------------------------------------------------------------------
 9.001 - 10.000                                    5                    $2,559,711                        2.21
10.001 - 11.000                                  199                  $102,780,867                       88.70
11.001 - 12.000                                   19                   $10,537,995                        9.09
--------------------------------------------------------------------------------------------------------------
                                                 223                  $115,878,573                      100.00



Initial Periodic Rate Cap
(Excludes 0 Fixed Rate Mortgages)
                                                                                                % of Aggregate
                                     Number of Loans             Principal Balance           Principal Balance
--------------------------------------------------------------------------------------------------------------
5.000                                            223                  $115,878,573                      100.00
--------------------------------------------------------------------------------------------------------------
                                                 223                  $115,878,573                      100.00



Subsequent Periodic Rate Cap
(Excludes 0 Fixed Rate Mortgages)
                                                                                                % of Aggregate
                                     Number of Loans             Principal Balance           Principal Balance
--------------------------------------------------------------------------------------------------------------
2.000                                            223                  $115,878,573                      100.00
--------------------------------------------------------------------------------------------------------------
                                                 223                  $115,878,573                      100.00



Lifetime Rate Floor
(Excludes 0 Fixed Rate Mortgages)
                                                                                                % of Aggregate
                                     Number of Loans             Principal Balance           Principal Balance
--------------------------------------------------------------------------------------------------------------
2.001 - 3.000                                    223                  $115,878,573                      100.00
--------------------------------------------------------------------------------------------------------------
                                                 223                  $115,878,573                      100.00





















-----------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

